Visa Inc. Fiscal Second Quarter Financial Results May 5, 2011 Exhibit 99.2

Fiscal Second Quarter 2011 Financial Results 2
Forward-Looking Information
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the terms “expect,” “will,” “continue” and similar references to the future. Examples of such forward-looking statements include, but are not limited to, statements we make about gross and net revenue, incentive payments, expenses, operating margin, tax rate, earnings per share, capital expenditures, free cash flow and the growth of those items.
By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are neither statements of historical fact  nor guarantees of future performance and (iii) are subject to risks, uncertainties, assumptions and changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements because of a variety of factors, including the following:
• the impact of timing and new laws, regulations and marketplace barriers, particularly the Wall Street Reform and Consumer Protection Act, including those affecting:
– issuers’ and retailers’ choice among debit payment networks;
– debit interchange rates;
– the spread of regulation of debit payments to credit and other product categories;
– the spread of U.S. regulations to other countries;
– consumer privacy and data use and security; and
– designation as a systemically important payment system;
• developments in current or future disputes and our ability to absorb their impact, including: interchange; currency conversion; and tax;
• macroeconomic factors such as:
– global economic, political, health environmental and other conditions;
– cross-border activity and currency exchange rates; and
– material changes in our clients’ performance compared to our estimates;
• industry and systemic developments, such as:
– competitive pressure on client pricing and in the payments industry generally;
– bank and merchant consolidation and their increased focus on payment card costs;
– disintermediation from the payments value stream through government actions or bilateral agreements;
– adverse changes in our relationships and reputation;
– our clients’ failure to fund settlement obligations we have guaranteed;
– disruption of our transaction processing systems or the inability to process transactions efficiently;
– rapid technological developments;
– account data breaches and increased fraudulent and other illegal activity involving our cards; and
– issues arising at Visa Europe, including failure to maintain interoperability between our systems;
• costs arising if Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
• loss of organizational effectiveness or key employees;
• failure to integrate successfully CyberSource, PlaySpan or other acquisitions;
• changes in accounting principles or treatment; and
the other factors discussed in our most recent Annual Report on Form 10-K and our most recent Quarterly Reports on Form 10-Q  for the  first  and second quarters of our 2011 fiscal year on file with the U.S. Securities and Exchange Commission. You should not place undue reliance on such statements. Unless required to do so by law, we do not intend to update or revise any forward-looking statement, because of new information or future developments or otherwise.

Fiscal Second Quarter 2011 Financial Results 3
Solid Fiscal Second Quarter Results
• Strong operating revenues of $2.2 billion, up 15% over prior year
• Quarterly net income of $881 million, up 23% and diluted earnings per share of $1.23, up 28% over prior year
• Continued positive secular trends and spending momentum contributed to double-digit growth in key underlying business drivers
• Effectively repurchased 8.7 million shares at an average price of $72.58 for a total cost of $630 million, of which $230 million was from open market repurchases and $400 million was effectively executed through the March
2011 deposit into the litigation escrow account

Fiscal Second Quarter 2011 Financial Results 4
Quarter ended December
US$ in billions, nominal, except percentages
Payments Volume
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
ROW = Rest of World
2009
2010
769
478
291
897
550
348
Total Visa Inc. Credit Debit
ROW  53
ROW
331
ROW
334
U.S.
438
U.S.
493
ROW
405
U.S.
201
278
ROW
U.S.
238
U.S.
277
ROW  71
YOY Change
(nominal)
15% 20%
17%
YOY Change
(constant)
15%
12%
19%
U.S.
216

Fiscal Second Quarter 2011 Financial Results 5
745
449
296
861
516
345
Total Visa Inc. Credit Debit
ROW  51
Quarter ended March
US$ in billions, nominal, except percentages
Payments Volume
ROW
318
ROW
317
U.S.
427
U.S.
477
ROW
385
U.S.
182
266
ROW
U.S.
199
U.S.
245
U.S.
277
ROW 68
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior year volume information presented has not been updated, as changes made are not material. Figures may not sum due to rounding.
YOY Change
(nominal)
15% 17%
16%
YOY Change
(constant)
13%
11%
16%
ROW = Rest of World
2010
2011

Fiscal Second Quarter 2011 Financial Results 6
Quarter ended December
US$ in billions, nominal, except percentages
Payments Volume
Note: Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
2009
2010
493
240
81
53
30
23
47
64
197
438
United States Asia Pacific Latin America and
Caribbean
Canada Central and Eastern
Europe, Middle East
and Africa
YOY Change
(nominal)
12% 22% 26% 13% 33%
YOY Change
(constant)
12%
15%
26% 7% 32%

Fiscal Second Quarter 2011 Financial Results 7
477
230
77
48
30
23
43
58
195
427
United States Asia Pacific Latin America and
Caribbean
Canada Central and Eastern
Europe, Middle East
and Africa
Quarter ended March
US$ in billions, nominal, except percentages
Payments Volume
YOY Change
(nominal)
12% 18% 33% 12% 34%
YOY Change
(constant)
12% 11% 26% 7% 31%
2010
2011
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior year volume information presented has not been updated, as changes made are not material. Figures may not sum due to rounding.

Fiscal Second Quarter 2011 Financial Results 8
10,648
16,619
10,924
16,118
12,040
18,845
12,580
17,997
Total Transactions Processed
Transactions
Total Transactions Processed
Transactions
Quarter ended December
in millions, except percentages
Transactions
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. From time to time, previously submitted transaction information may be updated. Prior year transaction information presented has not been updated, as changes made are not material.
Quarter ended March
Debit
64%
Credit
36%
Credit
37%
Debit
63%
Credit
36%
Debit
64%
Credit
35%
Debit
65%
YOY
Change
13% 15% 12% 13%
2009
2010
2010
2011

Fiscal Second Quarter 2011 Financial Results 9
Quarter ended December
in millions, except percentages
Total Cards
YOY
Change
(2%)
10%
5%
Note: From time to time, previously submitted cards information may be updated. Prior year cards information presented has not been updated, as changes made are not material.
2009
2010
1,897
784
1,024
1,808
1,127
770
Credit Debit Visa Inc.

Fiscal Second Quarter 2011 Financial Results 10
2,331
(372)
1,959
2,696
(451)
2,245
Revenue – Q2 2011
US$ in millions, except percentages
Gross
Revenues
Incentives
Net Operating
Revenues
YOY
Change
16% 21% 15%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2010
Fiscal 2011

Fiscal Second Quarter 2011 Financial Results 11
Revenue Detail – Q2 2011
US$ in millions, except percentages
Service
Revenues
Data
Processing
Revenues
International
Transaction
Revenues
Other
Revenues
YOY
Change
24% 13% 14% (10%)
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2010
Fiscal 2011

Fiscal Second Quarter 2011 Financial Results 12
Operating Margin – Q2 2011
US$ in millions, except percentages
1,959
837
1,122
2,245
862
1,383
Net Operating
Revenues
Total Operating
Expenses
Operating Income
57%
62%
Operating Margin
YOY
Change
5 ppt 15% 3% 23%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2010
Fiscal 2011

Fiscal Second Quarter 2011 Financial Results 13
310
98
238
50
62
77
2
351
80
183
77
70
95
6
Operating Expenses – Q2 2011
US$ in millions, except percentages
Personnel
Network
and
Processing
Marketing
Professional
Fees
Depreciation
and
Amortization
General
and
Administrative
Litigation
Provision
YOY
Change
14% (18%) (23%) 54% 12% 23% NM
Note: Growth rates calculated based on whole numbers, not rounded numbers.
Fiscal 2010
Fiscal 2011

Fiscal Second Quarter 2011 Financial Results 14
Other Financial Results
• Cash, cash equivalents, restricted cash and available-for-sale investment securities of $6.6 billion at the end of the fiscal second quarter which includes $3.0 billion of restricted cash in the litigation escrow account
• Total free cash flow of $545 million for the fiscal second quarter and adjusted free cash flow of $383 million after the PlaySpan acquisition
• Capital expenditures of $72 million during the fiscal second quarter
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.

Fiscal Second Quarter 2011 Financial Results 15
Less than
$900 million
Marketing expenses
Financial Metrics for Fiscal Year 2011
Annual operating margin
About 60%
16% to 16.5%
range*
Client incentives as % of gross revenues
Annual net revenue growth
11% to 15%
range
*Note -
This range may change based on future developments regarding pending federal debit regulations.

Fiscal Second Quarter 2011 Financial Results 16
Financial Metrics for Fiscal Year 2011
Capital expenditures
$250-$275 million
Annual diluted class A common stock earnings
per share growth
20% +
GAAP tax rate
36.5% to 37%
range
Annual free cash flow
$3 billion +

Appendix Reconciliation of Non-GAAP Measures

Fiscal Second Quarter 2011 Financial Results
Calculation of Free Cash Flow
US$ in millions
(1) Includes changes in client incentives, trade receivables, settlement receivable/payable, and personnel incentives.
Additions (+) /
Reductions (-) to
Net income
attributable to
Visa Inc.
Net income attributable to Visa Inc. (as reported) 881                1,765
Capital Assets + Depreciation and amortization 70           137
- Capital expenditures (72)          (2)                   (147)       (10)
    Litigation
+ Litigation provision 6             6
+ Accretion expense 3             7
- Settlement payments (71)          (142)
+ Settlement payments funded by litigation escrow 70           8                      140        11
Share-based Compensation
+ Share-based compensation 42                  90
Pension
+ Pension expense 9             16
- Pension contribution -          9                      -         16
Taxes
+ Income tax expense 497         995
- Income taxes paid (986)       (489)               (1,015)   (20)
Changes in Working Capital
(1)
+/- Changes in other working capital accounts 96                  (155)
Total Free Cash Flow 545                1,697
Less: PlaySpan Acquisition
- Purchase consideration, net (162)               (162)
Adjusted Free Cash Flow 383                1,535
Three Months Ended
March 31, 2011
Six Months Ended
March 31, 2011
A1

Fiscal Second Quarter 2011 Financial Results
Impact of PlaySpan Acquisition
US$ in millions, except per share data
The following table presents the impact of the PlaySpan acquisition on Visa’s diluted earnings per share.
Three Months Ended
March 31, 2011
Net income attributable to Visa Inc. (as reported) 881 $
Taxable PlaySpan adjustments:
Less: Operating revenue
(1)
(2)
Addback: Deductible operating expenses
(2)
6
Subtotal of taxable adjustments 4
Tax rate
(3)
40%
Tax impact of adjustments (2)
Impact of taxable PlaySpan adjustments 2
Addback: Non-deductible adjustments
(4)
5
Impact of PlaySpan 7
Adjusted net income attributable to Visa Inc. 888 $
Weighted average number of diluted shares outstanding (as reported) 714
Adjusted diluted earnings per share 1.24 $
Diluted earnings per share (as reported) 1.23 $
Impact of PlaySpan acquisition (0.01) $
(1)
(2)
(3) Represents tax rate applicable to PlaySpan.
(4)
Operating revenues recognized by Visa related to PlaySpan transactions since the acquisition in March 2011. Amount primarily represents data processing revenues.
Operating expenses incurred by Visa related to PlaySpan. Amounts incurred subsequent to the acquisition primarily represent personnel, amortization of intangibles and normal operating expenses.
Amount primarily represents professional fees related to closing the transaction and some minor compensation expense, which are non-deductible for tax purposes.
A2